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PROSPECTUS                                                         June 2, 1997


                       VAN ECK WORLDWIDE INSURANCE TRUST

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                   99 Park Avenue, New York, New York 10016
                                (212) 687-5200
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Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company consisting of five separate funds. This Prospectus relates only to Van Eck Worldwide Real Estate Fund (the "Fund"). Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts").

WORLDWIDE REAL ESTATE FUND--seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Associates Corporation (the "Adviser"), 99 Park Avenue, New York, New York 10016 serves as investment adviser to the Fund. See "Management." Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Fund's shares.

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This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Fund, please call the Fund or the Distributor at the above telephone number.

The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

A Statement of Additional Information dated June 2, 1997, which further discusses the Trust and Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund, or the Distributor at the above address or by calling the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS                                                           PAGE
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
The Trust...................................................................   3
Investment Objectives and Policies of the Fund..............................   3
Risk Factors................................................................   4
Limiting Investment Risks...................................................  11
Management..................................................................  11
How to Buy Shares...........................................................  12
Dividends and Distributions.................................................  13
How to Redeem Shares........................................................  13
Federal Taxation............................................................  13
Description of the Trust....................................................  14
Additional Information......................................................  15

                                       2
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                                   THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company, organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Worldwide Real Estate Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended, (the "Act"). (See "Description of the Trust.")

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

A description of the investment objectives and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objectives and Policies" in the Statement of Additional Information.

WORLDWIDE REAL ESTATE FUND

OBJECTIVE:

The Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

POLICIES:

The Fund will, under normal conditions, invest at least 65% (and at times, nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"), American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A Real Estate Company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospitality real estate. Real Estate Companies may include, among others: equity REITs; mortgage REITs; hybrid REITs; hotel companies; real estate brokers or developers; and companies which own significant real estate assets.

A REIT's assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interests. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund pursues a flexible strategy of investing in diversified portfolio of securities of companies throughout the world including the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Adviser. The Fund will normally invest in at least three countries including the United States. The Adviser anticipates that the Fund will give particular consideration to investments in the United States, Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, France, the Netherlands and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America and Eastern Europe.

The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

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To attempt to protect against uncertainties in the markets or in anticipation of the need for cash to meet redemption requests or settlement of portfolio transactions, the Fund may, for temporary defensive purposes, invest in short-term debt securities and money market instruments in excess of 35% of its total assets. There is no limit on the amount of foreign currencies or short-term instruments denominated in a foreign currency the Fund may hold.

The Fund may invest more than 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments and rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the Act.

The Fund currently intends to limit its investments in debt securities rated lower than Baa by Moody's Investors Services Inc. ("Moody's") to 25% of its total assets. Purchase of a debt security is consistent with the Fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by Standard and Poor's Corporation ("S&P"), or other rating agency or is unrated but judged to be of equivalent rating quality by the Adviser. Up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable the Fund could, in the event of default, end up holding the underlying real estate directly. See "Risk Factors--Debt Securities" and "Risk Factors--Low Rated or Unrated Debt Securities."

The Fund may, as described below in "Risk Factors," invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may be available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors--Direct Investments."

PORTFOLIO TURNOVER AND BROKERAGE: It is anticipated that the annual portfolio turnover rate for the Fund may exceed 100%. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by the Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Fund.

                                 RISK FACTORS

Assets of the Fund are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of

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expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "Foreign Currency and Foreign Currency Transactions" below. See also "Taxes" in the Prospectus and "Risks--Foreign Securities" in the Statement of Additional Information.

In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). See "Foreign Securities" in the Statement of Additional information.

EMERGING MARKETS SECURITIES

Investments of the Fund may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the markets of developing countries involves exposure to potentially unstable governments, the risk of naturalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares of many issuers may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce the Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. The Fund will not purchase or sell foreign currency as an investment except that Worldwide Real Estate Fund may enter into currency swaps. See "Currency Swaps," "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

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CURRENCY SWAPS

The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval. The Fund may write call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price.

The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund, exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities.

FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

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The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for BONA FIDE hedging purposes, as such term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

The Fund may write, purchase or sell put and call options on financial futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities" above and "Futures and Options Transactions" in the Statement of Additional Information.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

When the Fund intends to acquire securities for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Fund's investment holdings, the Fund may use options, forward and futures contracts, swaps, structured notes, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may hedge against changes in the value of one currency in relation to another currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. However, there can be no assurances that, in the case of foreign currencies, the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "Synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options and other investments which do not have readily available market quotations, are subject to the limitation on investments in illiquid securities.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

SHORT SALES

Worldwide Real Estate Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

Worldwide Real Estate Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment, U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 25% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months. See "Short Sales" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund acquires a security for a relatively short period, and simultaneously agrees to sell it back at an agreed upon price and time. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. See "Debt Securities" in the Statement of Additional Information.

LOW RATED OR UNRATED DEBT SECURITIES

Worldwide Real Estate Fund may invest in lower quality, high-yielding debt securities, including high-yielding foreign debt securities (commonly referred to as "junk bonds") which are (i) rated as low as Baa by Moody's or (ii) unrated. Lower rated and unrated debt securities have some "equity" characteristics and are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. Lower rated debt securities present a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. Worldwide Real Estate Fund will not invest more than 25% of its assets in debt securities rated below Baa by Moody's.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance of guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the Act.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING

The Fund may borrow up to one-third of the value of its net assets to increase its holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COMMERCIAL PAPER

The Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. See "Risk Factors--Commercial Paper" in the Statement of Additional Information.

DIRECT INVESTMENTS

The Fund may invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors--Direct Investments" in the Statement of Additional Information.

                           LIMITING INVESTMENT RISKS

While an investment in the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

  1. Worldwide Real Estate Fund will not invest more than 15% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options).

  2. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                                  MANAGEMENT

TRUSTEES

The management of the Fund's business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Fund, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to Worldwide Real Estate Fund pursuant to an Advisory Agreement with the Trust. The Adviser is responsible for managing the investment operations of the Fund and furnishing the Fund with a continuous investment program which includes determining which securities should be bought, sold or held.

Kevin L. Reid--Portfolio Manager of Worldwide Real Estate Fund. He is responsible for managing the Fund's portfolio of investments. Mr Reid also serves as Co-Portfolio Manager of Worldwide Hard Assets Fund. He is an officer of the Trust and another mutual fund advised by the Adviser. Mr. Reid has over ten years of experience in many facets of real estate including acquisitions, financings, portfolio management and construction. Mr. Reid was previously employed by Trammell Crow Co. and Merrill Lynch and Co., and was a principal in a private contracting firm. He holds an M.B.A. from Harvard University and a B.A. from Colgate University.

Other investment professionals who are expected to have significant input with respect to the Fund's investments include:

Derek S. van Eck, CFA--Director of Global Investments and Executive Vice President of the Adviser and Co-Portfolio Manager of Worldwide Hard Assets Fund. He is also an officer of another mutual fund advised by the Adviser. Prior to joining Van Eck, he was an analyst at CS First Boston. Mr. Van Eck holds an M.B.A. from Northwestern University and a B.A. from Williams College.

Timothy Chan--Hong Kong based Director of Asian Equities and Portfolio Manager of the Asia Dynasty Fund series of Van Eck Funds. Mr. Chan has 12 years of investment management experience in Hong Kong and Tokyo. Prior to joining Van Eck, Mr. Chan served as Portfolio Manager for BZW Investment Management. Before that, he was with Sun Hun Kai Fund Management and Standard Chartered Bank. Mr. Chan holds a B.A. from the University of Hong Kong.

Worldwide Real Estate Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets which includes the fee paid to the Adviser for accounting and administrative services. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends and companies in many different countries and stock markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.

With respect to the Fund, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund during this period.

The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family, own 100% of the voting stock of the Adviser. At May 31, 1997, total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.6 billion.

The Fund sells its shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Fund currently does not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

EXPENSES

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Fund and other funds of the Trust are allocated among the Fund and such other funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Adviser will, pursuant to the Advisory Agreement, require the Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

The organizational expenses which were initially paid by the Adviser, were reimbursed to the Adviser by the Fund and are being amortized by the Fund over sixty successive equal monthly installments.

                               HOW TO BUY SHARES

Shares of the Fund are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of the Fund.

Shares of the Fund are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for the Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset value only Monday through Friday, exclusive of national business holidays, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net investment income in July and January and any net realized capital gains resulting from the investment activity annually in January.

All dividends and capital gains distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The Fund's fiscal year ends on December 31.

                             HOW TO REDEEM SHARES

Shares of the Fund are redeemed at their net asset value next determined after receipt of the redemption request without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                               FEDERAL TAXATION

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.

Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under Section 817(h) of the Code specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. The Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                           DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. Effective April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. Currently, five Funds of the Trust are being offered, which shares constitute the interests in Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

Worldwide Real Estate Fund is classified as a non-diversified fund under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year, must, in general, limit its investments in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets and (iii) the Fund will not own more than 10% of the outstanding voting securities. A fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new funds.

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all funds are entitled to vote on matters affecting all of the funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual fund, a separate vote of that fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting the Fund. In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

ADVERTISING

From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Fund does not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Worldwide Real Estate Fund may be compared to the following indices: Solomon Brothers World Property Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index and Morgan Stanley REIT Index, among others. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

For further information about the Fund, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-5200) or write to the Fund at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as the Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust's filings with the SEC, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

COUNSEL

Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts 02109, serves as Counsel for the Trust.

VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------
Worldwide Real Estate Fund

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck Worldwide Insurance Trust
----------------------------------
99 Park Avenue, New York, NY 10016


[LOGO OF VAN ECK GLOBAL APPEARS HERE]
VAN ECK GLOBAL
THE UNUSUAL FUNDS(SM)

June 2, 1997


VAN ECK

WORLDWIDE

INSURANCE TRUST

PROSPECTUS

Worldwide Real Estate Fund

(Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust(Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck World wide Insurance Trust (Yen) Van Eck World Insurance Trust(Yen) Van Eck Worldwide Insurance Trust
(Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust
(Yen) Van Eck Worldwide Insurance Trust (Yen) Van Eck Worldwide Insurance Trust


[LOGO OF VAN ECK GLOBAL APPEARS HERE]
VAN ECK GLOBAL
THE UNUSUAL FUNDS(SM)

                        VAN ECK WORLDWIDE INSURANCE TRUST
                           WORLDWIDE REAL ESTATE FUND
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                                 (212) 687-5200

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series. This Statement of Additional Information relates only to Worldwide Real Estate Fund (the "Fund"). Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts").

                                TABLE OF CONTENTS

General
Information.............................................................     2
Investment Objective and Policies of the Fund ..........................     2
Risk Factors............................................................     3
    Foreign Securities..................................................     3
    Foreign Currency Transactions.......................................     4
    Futures and Options Transactions....................................     5
    Repurchase Agreements...............................................     6
    Mortgage-Backed Securities..........................................     6
    Real Estate Securities..............................................     6
    Commercial Paper....................................................     7
    Debt Securities.....................................................     7
    Short Sales.........................................................     8
    Direct Investments..................................................     8
Investment Restrictions.................................................     9
Investment Advisory Services............................................     11
The Distributor.........................................................     12
Portfolio Transactions and Brokerage....................................     12
Trustees and Officers...................................................     14
Principal Shareholders..................................................     18
Valuation of Shares.....................................................     18
Taxes...................................................................     19
Redemptions in Kind.....................................................     19
Performance.............................................................     19
Additional Information..................................................     20
Financial Statements....................................................     21
Appendix................................................................     22

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated June 2, 1997 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

                  Shareholders are advised to read and retain this Statement of Additional Information for future reference

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 2, 1997

                               GENERAL INFORMATION

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987 as Van Eck Variable Insurance Products Trust. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently five series of the Trust: Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. Worldwide Real Estate Fund is classified as a non- diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

                  INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

WORLDWIDE REAL ESTATE  FUND

Worldwide Real Estate Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

The Fund will, under normal conditions, invest at least 65% (and at times nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies").

The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high qualify as determined by Van Eck Associates Corporation (the "Adviser").

                                  RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Investments may be made from time to time by Worldwide Real Estate Fund in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of laws. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund, with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit the Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Fund's Custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund because the maximum exposure is the amount of the premiums paid for the options.

The Fund's use of financial futures contracts, commodity futures contracts and options on such futures contracts may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the developing countries are not as developed in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company to prevent double taxation of the Fund and its shareholders. One of these requirements is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Another test requires that at least 90% of the Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contracts transactions may be materially limited by these tests.

REPURCHASE AGREEMENTS

The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

The assets of real estate investment trusts ("REITs") consist primarily of interest in real estate and real estate loans. REITs are often classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interests in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors. including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

SHORT SALES

Worldwide Real Estate Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current US tax law that the Fund derive less then 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

DIRECT INVESTMENTS

Worldwide Real Estate Fund may invest up to 10% of its total assets in direct investments. Direct investments include the private purchase from an enterprise or a principal investor in the enterprise of an equity interest in the enterprise in the form of shares of common stock, rights or warrants to purchase common stocks, securities convertible into common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises. In each case, the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide for the Fund to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited scope of operations, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

        The Fund may not:

1. Purchase or sell real estate, although the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Real Estate Fund may, for hedging only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Real Estate Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Real Estate Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Real Estate Fund may invest in gold bullion and coins;

3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Real Estate Fund) and (ii) repurchase agreements. The Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets;

4. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities);

5. Borrow money, except that the Fund may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities;

6. Issue senior securities except insofar as the Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund) and; (v) foreign currency swaps;

7       Make investments for the purpose of exercising control or management;

8.      Invest in oil, gas or other mineral leases.

The following policies have been adopted by the Board of Trustees with respect to the Fund and may be changed without shareholder approval.

        The Fund may not:

9. (i) Purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

10. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 15% of its total net assets would be invested in such securities and; (ii) "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities;

11. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that the Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Real Estate Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon;

12. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs;

13. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities are not included in this restriction;

14. Mortgage, pledge or otherwise encumber its assets except to secure borrowings effected within the limitations set forth in restriction (5);

15. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (5);

16. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account;

17. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                          INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Fund is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of August 30, 1989. The Adviser furnishes an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held.

The Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act. The Advisory Agreement for the Fund was approved by the Board of Trustees on April 22, 1997.

The expenses borne by the Fund include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for Worldwide Real Estate Fund is computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

Under the Advisory Agreement, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Fund. For these services the Agreement provides for reimbursement to the Adviser.

Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust.

                                 THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Distribution Agreements for the Fund was approved by action of the Trustees on April 22, 1997.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates.

The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of the Fund may vary greatly from year to year. The annual portfolio turnover rate of the Worldwide Real Estate Fund may exceed 100%. With a high rate of portfolio turnover, the Fund would pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                              TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

Trustees of the Trust:

@ *  JOHN C. van ECK, CFA (81) - Chairman of the Board
-------------------------
        270 River Road, Briarcliff Manor, New York; President of the Asia Dynasty Fund, Global Balanced Fund and Emerging Markets Growth Fund series of Van Eck Funds and the Worldwide Balanced Fund and Worldwide Emerging Markets Fund series of Van Eck Worldwide Insurance Trust; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@ # + JEREMY H. BIGGS (61) - Trustee
---------------------
        1220 Park Avenue, New York, NY 10128; Trustee of another investment company advised by the adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which has entered into sub-advisory agreements with Van Eck Funds and Van Eck Worldwide Insurance Trust as to the Global Balanced Fund and the Worldwide Balanced Fund series, respectively; Chairman of the Board to all funds of Davis Funds Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

# + RICHARD C. COWELL (69) - Trustee
---------------------
        240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co.

@*  PHILIP D. DEFEO (51) - Trustee
-------------------
        99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; President, Chief Executive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer) since September 1996; Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August 1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994), Lehman Brothers (investment bank and broker-dealer); Former Senior Vice

        President, Fidelity Investments and Former President, Fidelity Services Company (financial services); (1987-1992).

# + WESLEY G. McCAIN (54) - Trustee
--------------------
        144 East 30th Street, New York, New York 10016; Trustee of other affiliated investment companies advised by the Adviser; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Chairman and Owner, Eclipse Financial Services, Inc.; General Partner, Pharaoh Partners, L.P.; Principal, Pharaoh Partners (Cayman) LDC; President, Millbrook Associates, Inc. (investment adviser); Trustee, Libre Group Trust; Former Director, International Investors Incorporated; Former Chairman and Owner, Finacor, Inc. (financial services).

# DAVID J. OLDERMAN (61) - Trustee
-------------------
        40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

# * RALPH F. PETERS (68) - Trustee
-------------------
        66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

# RICHARD D. STAMBERGER (38) - Trustee
-----------------------
        888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since
        1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@ ** FRED M. van ECK  (78) - Trustee
--------------------
        99 Park Avenue, New York, New York; Trustee of another investment company advised by the Adviser; Private Investor; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976), J. H. Whitney & Co. (venture capital).

Officers of the Trust:

LUCILLE PALERMO (51) - Executive Vice President
---------------
        99 Park Avenue, New York, New York 10016; President of Gold/Resources Fund and International Investors Gold Fund; Officer of another investment company advised by the Adviser; Associate Director, Mining Research of the Adviser; Investment Strategist and Analyst with Drexel Burnham Lambert (1979-1989).

MADIS SENNER (43) - Executive Vice President
------------
        99 Park Avenue, New York, New York 10016; President of the Global Income Fund series of Van Eck Funds and the Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Global Fixed Income of Van Eck Associates Corporation; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. (1989-1992).

DEREK van ECK (32) - Executive Vice President
-------------
        99 Park Avenue, New York, New York 10016; President of the Global Hard Assets Fund series of Van Eck Funds and the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company adviser by the Adviser; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.

BRUCE J. SMITH (42) - Vice President and Treasurer
--------------
        99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Adviser; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THADDEUS M. LESZCZYNSKI (50) - Vice President and Secretary
-----------------------
        99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

JOSEPH P. DiMAGGIO (40) - Controller
------------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

CHARLES CAMERON (37) - Vice President
---------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation

SUSAN C. LASHLEY (42) - Vice President
----------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID (34) - Vice President
----------
        99 Park Avenue, New York, New York 10016; President of the Global Real Estate Fund series and Vice President of the Global Hard Assets Fund series of

        Van Eck Funds and President of the Worldwide Real Estate Fund and Vice President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Real Estate Research of Van Eck Associates Corporation.

BARBARA J. ALLEN (40) - Assistant Secretary
----------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990-1994).

SUSAN I. GRANT (44)  -  Assistant Secretary
--------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Senior Attorney of Van Eck Associates Corporation; formerly employed by The Royce Funds (1994 to 1996) and First Investors Corporation (1989 to 1994).

Gregory Krenzer (24) - President of Van Eck U.S. Government Money Fund
---------------
        99 Park Avenue, New York, New York 10016; Research Analyst and Portfolio Assistant (Global Fixed Income) of Van Eck Associates Corporation since 1994.

----------------
@       An "interested person" as defined in the 1940 Act.

* Member of Executive Committee -exercises general powers of Board of Trustees between meetings of the Board.

**      Brother of Mr. John C. van Eck.
o   #   Member of the Nominating Committee.

+ Member of the Audit Committee -reviews fees, services, procedures, conclusions and recommendations of independent auditors

                               Compensation Table
                               ------------------


                          Van Eck Worldwide       Van Eck Worldwide
                          Insurance Trust         Insurance Trust         Total Fund Complex
                          (Current Trustees Fees) (Deferred Compensation) Compensation (a)



    John C. van Eck                 $0                    $0                    $0
    Jeremy H. Biggs                 $6,142                $2,821                $40,000
    Richard C. Cowell               $8,616                $0                    $65,500
    Philip D. DeFeo                 $0                    $0                    $0
    Wesley G. McCain                $0                    $9,316                $44,000
    David J. Olderman               $0                    $7,479                $35,000
    Ralph F. Peters                 $6,592                $0                    $31,000
    Richard D. Stamberger           $4,342                $4,567                $40,875
    Fred M. van Eck                 $0                    $0                    $0
    ---------------------------------------------------------------------------------

(a) The term "fund complex" refers to the Funds of the Trust and the series of the Van Eck Funds, which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

                             PRINCIPAL SHAREHOLDERS

As of the date of this Statement of Additional Information, Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, owns 100% of the outstanding shares of the Fund.

                               VALUATION OF SHARES

The net asset value per share of the Fund is computed by dividing the value of all of the Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (or the days on which these holidays are observed).

Shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business and is the net asset value per share.

The net asset value need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                                      TAXES

The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

                               REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE

The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)/to the nth power/ = ERV

Where:         P      =      a hypothetical initial payment of $1,000
               T      =      average annual total return
               n      =      number of years

               ERV    =      ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[(A-B/CD + 1)/to the sixth power/-1]

Where:   A      =      dividends and interest earned during the period
         B      =      expenses accrued for the period (net of reimbursement)
         C      =      the average daily number of shares outstanding during the
                       period that were entitled to receive dividends
         D      =      the maximum offering price per share on the last day of
                       the period after adjustment for payment of dividends within 30 days thereafter

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

Where:         A      =      initial investment
               B      =      value at end of period
               ATR    =      aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of the Fund are not useful for comparison purposes because they do not reflect the charges and deductions at the separate account level.

                             ADDITIONAL INFORMATION

Custodian. The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York
---------
11245, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

Transfer Agent.  Van Eck Associates  Corporation,  99 Park Avenue,  New York,
--------------
New York 10016, serves as the Fund's transfer agent.

Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas,
-----------------------
New York, New York 10019, serves as the Trust's independent accountants.

Counsel. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109,
-------
serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

As Worldwide Real Estate Fund is a newly created series of the Trust, the Fund has no operating history and therefore does not yet have a financial statement.

                                    APPENDIX

CORPORATE  BOND RATINGS
-------------
Description of Moody's Investors Service, Inc. Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack the characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation Corporate Bond Ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

CCC--Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS
-----------------------
Description of Moody's Investors Service, Inc. Preferred Stock Ratings:

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporation Preferred Stock Ratings:

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC - Preferred stocks rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT TERM DEBT RATINGS
------------
Description of Moody's Investors Service, Inc. Short-Term Debt Ratings:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


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